UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02661

Name of Fund:	BlackRock Funds VII, Inc.
BlackRock Sustainable International Equity Fund
BlackRock Sustainable U.S. Growth Equity Fund
BlackRock Sustainable U.S. Value Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds VII, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 04/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

BlackRock Funds VII, Inc.

•	BlackRock Sustainable International Equity Fund

•	BlackRock Sustainable U.S. Growth Equity Fund

•	BlackRock Sustainable U.S. Value Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.63%	2.66%
U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)
International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42
Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2023	BlackRock Sustainable International Equity Fund

Investment Objective

BlackRock Sustainable International Equity Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to maintain certain environmental, social and governance (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes underperformed its benchmark, the MSCI EAFE Index.

What factors influenced performance?

The largest detractors from the Fund’s relative performance during the reporting period included stock selection within the consumer discretionary sector. The Fund’s underweight position in the energy sector also detracted from performance.

The largest positive contributor to performance during the reporting period was the Fund’s stock selection within the financials sector. Stock selection within and an overweight to industrials also contributed positively. The Fund’s underweight position in real estate proved beneficial as well.

Describe recent portfolio activity.

During the reporting period, a combination of portfolio trading activity and market price changes resulted in increased exposure to the healthcare, industrials and financials sectors, and decreased exposure to information technology, materials and communication services.

Describe portfolio positioning at period end.

Relative to the MSCI EAFE Index benchmark, the Fund’s largest overweight positions at reporting period end were in the industrials, healthcare and information technology sectors. The Fund’s most significant underweights were in financials, energy and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Sustainable International Equity Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on October 18, 2021.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-U.S. equity securities of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index, and derivatives with similar economic characteristics.

(c)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

Performance

	Average Annual Total Returns(a)
	1 Year		Since Inception(b)
	Without	With	Without	With
	Sales	Sales	Sales	Sales
	Charge	Charge	Charge	Charge
Institutional	7.94%	N/A	(3.73)%	N/A
Investor A	7.67	2.02%	(3.96)	(7.28)%
Class K	8.09	N/A	(3.64)	N/A
MSCI EAFE Index	8.42	N/A	(2.28)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on October 18, 2021.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,240.30	$ 3.59	$ 1,000.00	$ 1,021.59	$ 3.26	0.65%
Investor A	1,000.00	1,240.30	4.97	1,000.00	1,020.35	4.51	0.90
Class K	1,000.00	1,242.00	3.32	1,000.00	1,021.84	3.01	0.60

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	BlackRock Sustainable International Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Allianz SE, Registered Shares	4.7%
Schneider Electric SE	4.5
Nestle SA, Registered Shares	4.5
Novo Nordisk A/S, Class B	4.1
ASML Holding NV	4.0
Roche Holding AG, NVS	4.0
Reckitt Benckiser Group PLC	4.0
RELX PLC	3.9
Iberdrola SA	3.8
Mastercard, Inc., Class A	3.7

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	23.1%
Japan	14.1
Switzerland	13.2
United States	12.1
France	11.1
Germany	10.7
Denmark	5.1
Netherlands	4.0
Spain	3.8
Finland	2.3
Other Assets Less Liabilities	0.5

(a)	Excludes short-term securities.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	BlackRock Sustainable U.S. Growth Equity Fund

Investment Objective

BlackRock Sustainable U.S. Growth Equity Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to maintain certain environmental, social and governance (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period that ended on April 30, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The Fund’s positioning in the consumer discretionary, information technology (“IT”) and materials sectors detracted from performance. In consumer discretionary, an overweight in broadline retail, specifically Amazon.com, Inc. was the key detractor. Selection in the semiconductor & semiconductor equipment industry, most notably an out-of-benchmark position in Marvell Technology, Inc. detracted from relative performance in IT. In materials, an overweight in the container & packaging industry was the most important factor weighing on results.

Stock selection in consumer staples, industrials and financials contributed positively to performance. L’Oréal S.A. and Copart, Inc. were the leading individual contributors in consumer staples and industrials, respectively. In financials, the Fund benefited from the combination of stock selection and positioning among financial services companies. An overweight position in Visa, Inc. was the largest contributor at the individual stock level.

Describe recent portfolio activity.

The Fund’s weighting in healthcare rose, with the largest increase occurring in the healthcare providers & services industry. Its allocation to the energy sector increased, as well. Conversely, the largest decrease occurred in consumer discretionary due to a reduction in the Fund’s weighting in the automobile industry. The portfolio’s weighting in the IT sector also declined.

Describe portfolio positioning at period end.

The Fund’s largest overweight was in the financials sector, followed by healthcare and materials. Communication services, consumer staples and IT were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2023 (continued)	BlackRock Sustainable U.S. Growth Equity Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on October 18, 2021.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives with similar economic characteristics.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Performance

	Average Annual Total Returns(a)
	1 Year		Since Inception(b)
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.61%	N/A	(16.65)%	N/A
Investor A	0.27	(5.00)%	(16.91)	(19.78)%
Class K	0.65	N/A	(16.63)	N/A
Russell 1000® Growth Index	2.34	N/A	(8.69)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on October 18, 2021.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,135.80	$3.54	$1,000.00	$1,021.48	$3.36	0.67%
Investor A	1,000.00	1,132.30	4.87	1,000.00	1,020.23	4.61	0.92
Class K	1,000.00	1,134.50	3.28	1,000.00	1,021.72	3.11	0.62

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Sustainable U.S. Growth Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	12.7%
Apple Inc.	8.9
Amazon.com, Inc.	6.8
Visa, Inc., Class A	6.5
S&P Global, Inc.	4.1
Alphabet, Inc., Class A	4.0
ASML Holding NV, Registered Shares	3.5
NVIDIA Corp.	3.5
Intuit, Inc.	3.5
Copart, Inc.	3.2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	40.5%
Health Care	15.1
Consumer Discretionary	13.6
Financials	10.6
Industrials	6.6
Communication Services	4.0
Materials	3.3
Consumer Staples	3.0
Energy	1.1
Short-Term Securities	1.7
Other Assets Less Liabilities	0.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2023	BlackRock Sustainable U.S. Value Equity Fund

Investment Objective

BlackRock Sustainable U.S. Value Equity Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to maintain certain environmental, social and governance (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The combination of stock selection in information technology and an overweight allocation to the sector weighed on relative performance. Stock selection in communication services was another detractor from performance, as was the Fund’s positioning in materials and industrials. Selection in consumer discretionary and energy detracted from performance, as well.

An underweight allocation to consumer staples, together with stock selection in the sector—particularly among food products companies—helped relative performance. An underweight in real estate also contributed, as did stock selection in healthcare and financials. Positioning in utilities was another contributor of note.

Describe recent portfolio activity.

The Fund’s weightings in the consumer staples, industrials and healthcare sectors rose due to the combination of portfolio trading activity and market price changes. Conversely, the Fund’s allocations to information technology, materials and consumer discretionary decreased.

Describe portfolio positioning at period end.

The Fund’s largest allocations were in the financials, healthcare and information technology sectors. Relative to the Russell 1000® Value Index, the largest overweight positions were in the healthcare, information technology and financials sectors. The Fund’s largest underweights were in industrials, communication services and real estate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Sustainable U.S. Value Equity Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on October 18, 2021.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives with similar economic characteristics.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Performance

	Average Annual Total Returns(a)
	1 Year		Since Inception(b)
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(1.78)%	N/A	(2.22)%	N/A
Investor A	(2.08)	(7.22)%	(2.45)	(5.82)%
Class K	(1.64)	N/A	(2.11)	N/A
Russell 1000® Value Index	1.21	N/A	(0.93)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on October 18, 2021.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,045.10	$2.69	$1,000.00	$1,022.17	$2.66	0.53%
Investor A	1,000.00	1,044.90	3.95	1,000.00	1,020.93	3.91	0.78
Class K	1,000.00	1,046.60	2.44	1,000.00	1,022.41	2.41	0.48

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2023 (continued)	BlackRock Sustainable U.S. Value Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Laboratory Corp. of America Holdings	2.9%
Baxter International, Inc.	2.9
Willis Towers Watson PLC	2.9
Shell PLC	2.7
Microsoft Corp.	2.7
Cisco Systems, Inc.	2.7
Cognizant Technology Solutions Corp., Class A	2.6
Verizon Communications, Inc.	2.5
Citigroup, Inc.	2.5
Sanofi	2.4

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Financials	22.0%
Health Care	20.7
Information Technology	11.4
Consumer Staples	8.6
Energy	8.5
Consumer Discretionary	7.5
Industrials	5.9
Communication Services	4.2
Utilities	3.9
Materials	3.6
Real Estate	1.5
Short-Term Securities	5.7
Liabilities in Excess of Other Assets	(3.5)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments April 30, 2023	BlackRock Sustainable International Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Denmark — 5.1%
Novo Nordisk A/S, Class B	1,136	$188,979
Vestas Wind Systems A/S(a)	1,734	47,981

		236,960

Finland — 2.3%
Kone Oyj, Class B	1,910	108,967

France — 11.1%
BNP Paribas SA	1,836	118,630
Euroapi SA(a)	2,052	24,645
L’Oreal SA	342	163,448
Schneider Electric SE	1,199	209,096

		515,819

Germany — 10.7%
Allianz SE, Registered Shares	873	219,216
Puma SE	2,361	138,350
Symrise AG	1,158	139,913

		497,479

Japan — 14.1%
Dai-ichi Life Holdings, Inc.	6,000	111,605
Ebara Corp.	2,300	100,628
Kurita Water Industries Ltd.	1,400	58,672
Recruit Holdings Co. Ltd.	3,500	98,188
Sony Group Corp.	1,900	171,900
Toyota Motor Corp.	8,400	115,332

		656,325

Netherlands — 4.0%
ASML Holding NV	295	187,211

Spain — 3.8%
Iberdrola SA	13,693	177,435

Switzerland — 13.2%
DSM-Firmenich AG(a)	663	86,761
Lonza Group AG, Registered Shares	221	137,824

Security	Shares	Value

Switzerland (continued)
Nestle SA, Registered Shares	1,618	$207,573
Roche Holding AG, NVS	591	185,066

		617,224
United Kingdom — 23.1%
Ashtead Group PLC	2,583	148,926
AstraZeneca PLC	1,078	158,642
Prudential PLC	6,799	104,032
Reckitt Benckiser Group PLC	2,290	185,054
RELX PLC	5,459	181,887
Rentokil Initial PLC	19,636	156,327
Smith & Nephew PLC	8,561	140,997

		1,075,865
United States — 7.5%
Mastercard, Inc., Class A	458	174,054
Microsoft Corp.	564	173,294

		347,348

Total Long-Term Investments — 94.9% (Cost: $4,368,594)		4,420,633

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(b)(c)	215,150	215,150

Total Short-Term Securities — 4.6% (Cost: $215,150)		215,150

Total Investments — 99.5% (Cost: $4,583,744)		4,635,783
Other Assets Less Liabilities — 0.5%		24,606

Net Assets — 100.0%		$4,660,389

(a)	Non-income producing security.

(b) Affiliate of the Fund.

(c) Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$242,919	$—	$(27,769	)(a)	$—	$—	$215,150	215,150	$5,290	$—

(a)	Represents net amount purchased (sold).

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Sustainable International Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Denmark	$—	$236,960	$—	$236,960
Finland	—	108,967	—	108,967
France	—	515,819	—	515,819
Germany	—	497,479	—	497,479
Japan	—	656,325	—	656,325
Netherlands	—	187,211	—	187,211
Spain	—	177,435	—	177,435
Switzerland	86,761	530,463	—	617,224
United Kingdom	—	1,075,865	—	1,075,865
United States	347,348	—	—	347,348
Short-Term Securities
Money Market Funds	215,150	—	—	215,150

	$649,259	$3,986,524	$—	$4,635,783

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments April 30, 2023	BlackRock Sustainable U.S. Growth Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 2.4%
Tesla, Inc.(a)	550	$90,370

Broadline Retail — 8.5%
Amazon.com, Inc.(a)	2,456	258,985
Etsy, Inc.(a)	612	61,831

		320,816

Capital Markets — 4.1%
S&P Global, Inc.	430	155,909

Chemicals — 2.0%
Ecolab, Inc.	456	76,535

Commercial Services & Supplies — 3.2%
Copart, Inc.(a)	1,511	119,445

Containers & Packaging — 1.2%
Ball Corp.	889	47,277

Financial Services — 7.5%
Adyen NV(a)(b)	24	38,564
Visa, Inc., Class A	1,056	245,763

		284,327

Health Care Equipment & Supplies — 3.2%
Boston Scientific Corp.(a)	1,330	69,320
IDEXX Laboratories, Inc.(a)	106	52,169

		121,489

Health Care Providers & Services — 4.9%
Humana, Inc.	123	65,250
UnitedHealth Group, Inc.	242	119,086

		184,336

Interactive Media & Services — 4.0%
Alphabet, Inc., Class A(a)	1,406	150,920

Life Sciences Tools & Services — 7.0%
Danaher Corp.	371	87,894
Lonza Group AG, Registered Shares	149	92,922
West Pharmaceutical Services, Inc.	236	85,253

		266,069

Machinery — 3.5%
Chart Industries, Inc.(a)	440	58,564
Xylem, Inc.	705	73,207

		131,771

Oil, Gas & Consumable Fuels — 1.1%
Cheniere Energy, Inc.	277	42,381

Security	Shares	Value

Personal Care Products — 3.1%
L’Oreal SA	243	$116,134

Semiconductors & Semiconductor Equipment — 8.6%
ASML Holding NV, Registered Shares	210	133,740
Marvell Technology, Inc.	1,529	60,365
NVIDIA Corp.	479	132,918

		327,023

Software — 21.9%
Cadence Design Systems, Inc.(a)	361	75,611
Intuit, Inc.	297	131,853
Microsoft Corp.	1,569	482,091
Roper Technologies, Inc.	127	57,757
ServiceNow, Inc.(a)	102	46,861
Splunk, Inc.(a)	423	36,480

		830,653

Technology Hardware, Storage & Peripherals — 8.9%
Apple Inc.	1,999	339,190

Textiles, Apparel & Luxury Goods — 2.7%
Kering SA	161	103,099

Total Long-Term Investments — 97.8% (Cost: $4,271,167)		3,707,744

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(c)(d)	63,963	63,963

Total Short-Term Securities — 1.7% (Cost: $63,963)		63,963

Total Investments — 99.5% (Cost: $4,335,130)		3,771,707
Other Assets Less Liabilities — 0.5%		18,513

Net Assets — 100.0%		$3,790,220

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Sustainable U.S. Growth Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$22,321	$41,642	(a)	$—		$—	$—	$63,963	63,963	$1,432		$—
SL Liquidity Series, LLC, Money Market Series(b)	63,400	—		(63,303	)(a)	(97)	—	—	—	161	(c)	—

						$(97)	$—	$63,963		$1,593		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$90,370	$—	$—	$90,370
Broadline Retail	320,816	—	—	320,816
Capital Markets	155,909	—	—	155,909
Chemicals	76,535	—	—	76,535
Commercial Services & Supplies	119,445	—	—	119,445
Containers & Packaging	47,277	—	—	47,277
Financial Services	245,763	38,564	—	284,327
Health Care Equipment & Supplies	121,489	—	—	121,489
Health Care Providers & Services	184,336	—	—	184,336
Interactive Media & Services	150,920	—	—	150,920
Life Sciences Tools & Services	173,147	92,922	—	266,069
Machinery	131,771	—	—	131,771
Oil, Gas & Consumable Fuels	42,381	—	—	42,381
Personal Care Products	—	116,134	—	116,134
Semiconductors & Semiconductor Equipment	327,023	—	—	327,023
Software	830,653	—	—	830,653
Technology Hardware, Storage & Peripherals	339,190	—	—	339,190
Textiles, Apparel & Luxury Goods	—	103,099	—	103,099
Short-Term Securities
Money Market Funds	63,963	—	—	63,963

	$3,420,988	$350,719	$—	$3,771,707

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments April 30, 2023	BlackRock Sustainable U.S. Value Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
L3Harris Technologies, Inc.	267	$52,105

Automobile Components — 1.0%
Lear Corp.	372	47,490

Automobiles — 1.7%
General Motors Co.	2,434	80,419

Banks — 8.2%
Citigroup, Inc.	2,546	119,840
Citizens Financial Group, Inc.	2,372	73,390
JPMorgan Chase & Co.	639	88,335
Wells Fargo & Co.	2,876	114,321

		395,886

Beverages — 0.6%
Molson Coors Beverage Co., Class B	470	27,956

Capital Markets — 2.1%
Charles Schwab Corp.	483	25,232
Goldman Sachs Group, Inc.	70	24,041
Invesco Ltd.	1,697	29,069
Raymond James Financial, Inc.	260	23,538

		101,880

Chemicals — 2.1%
PPG Industries, Inc.	729	102,250

Communications Equipment — 3.2%
Ciena Corp.(a)	549	25,276
Cisco Systems, Inc.	2,701	127,622

		152,898

Consumer Staples Distribution & Retail — 2.2%
Dollar Tree, Inc.(a)(b)	699	107,443

Containers & Packaging — 1.5%
Sealed Air Corp.	1,516	72,753

Diversified Telecommunication Services — 2.5%
Verizon Communications, Inc.	3,105	120,567

Electric Utilities — 1.8%
Exelon Corp.	2,067	87,723

Electronic Equipment, Instruments & Components — 1.4%
Zebra Technologies Corp., Class A(a)(b)	231	66,535

Financial Services — 3.0%
Fidelity National Information Services, Inc.	1,706	100,176
Visa, Inc., Class A	191	44,452

		144,628

Food Products — 4.5%
Kraft Heinz Co.	2,714	106,579
Mondelez International, Inc., Class A	1,410	108,175

		214,754

Ground Transportation — 2.2%
Union Pacific Corp.	540	105,678

Health Care Equipment & Supplies — 4.2%
Baxter International, Inc.	2,892	137,891
Zimmer Biomet Holdings, Inc.	476	65,897

		203,788

Health Care Providers & Services — 9.2%
Cardinal Health, Inc.	1,303	106,976
Cigna Group	397	100,556

Security	Shares	Value

Health Care Providers & Services (continued)
Elevance Health, Inc.	198	$92,793
Laboratory Corp. of America Holdings	620	140,560

		440,885

Household Durables — 2.8%
Newell Brands, Inc.	3,046	37,009
Panasonic Holdings Corp.	10,300	97,013

		134,022

Household Products — 1.3%
Reckitt Benckiser Group PLC	778	62,870

Insurance — 8.6%
American International Group, Inc.	2,088	110,748
Fidelity National Financial, Inc., Class A	1,051	37,300
First American Financial Corp.	766	44,129
Prudential PLC	5,496	84,095
Willis Towers Watson PLC	594	137,570

		413,842

IT Services — 2.6%
Cognizant Technology Solutions Corp., Class A	2,060	123,003

Life Sciences Tools & Services — 1.2%
Avantor, Inc.(a)	2,890	56,297

Machinery — 2.7%
Komatsu Ltd.	3,700	92,018
Pentair PLC	621	36,068

		128,086

Media — 1.7%
Comcast Corp., Class A	2,010	83,154

Multi-Utilities — 2.1%
Public Service Enterprise Group, Inc.	1,611	101,815

Oil, Gas & Consumable Fuels — 8.5%
Cheniere Energy, Inc.	581	88,893
EQT Corp.	1,751	61,005
Kosmos Energy Ltd.(a)(b)	6,810	43,584
Shell PLC	4,300	132,131
Woodside Energy Group Ltd.	3,612	81,957

		407,570

Pharmaceuticals — 6.2%
AstraZeneca PLC	610	89,770
Eli Lilly & Co.	98	38,794
Novo Nordisk A/S, ADR	301	50,294
Sanofi	1,093	117,791

		296,649

Real Estate Management & Development — 1.4%
CBRE Group, Inc., Class A(a)	912	69,914

Software — 2.7%
Microsoft Corp.	423	129,971

Technology Hardware, Storage & Peripherals — 1.5%
Western Digital Corp.(a)	2,134	73,495

Textiles, Apparel & Luxury Goods — 2.0%
Gildan Activewear, Inc.	1,991	64,867
Ralph Lauren Corp., Class A	286	32,830

		97,697

Total Long-Term Investments — 97.8% (Cost: $4,963,823)		4,704,023

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Sustainable U.S. Value Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(c)(d)	77,979	$77,979
SL Liquidity Series, LLC, Money Market Series, 5.02%(c)(d)(e)	195,440	195,459

Total Short-Term Securities — 5.7% (Cost: $273,429)		273,438

Total Investments — 103.5% (Cost: $5,237,252)		4,977,461
Liabilities in Excess of Other Assets — (3.5)%		(167,668)

Net Assets — 100.0%		$4,809,793

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

(c) Affiliate of the Fund.

(d) Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$101,438	$—		$(23,459	)(a)	$—	$—	$77,979	77,979	$1,824		$—
SL Liquidity Series, LLC, Money Market Series	—	195,472	(a)	—		(22)	9	195,459	195,440	41	(b)	—

						$(22)	$9	$273,438		$1,865		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$52,105	$—	$—	$52,105
Automobile Components	47,490	—	—	47,490
Automobiles	80,419	—	—	80,419
Banks	395,886	—	—	395,886

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2023	BlackRock Sustainable U.S. Value Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Beverages	$27,956	$—	$—	$27,956
Capital Markets	101,880	—	—	101,880
Chemicals	102,250	—	—	102,250
Communications Equipment	152,898	—	—	152,898
Consumer Staples Distribution & Retail	107,443	—	—	107,443
Containers & Packaging	72,753	—	—	72,753
Diversified Telecommunication Services	120,567	—	—	120,567
Electric Utilities	87,723	—	—	87,723
Electronic Equipment, Instruments & Components	66,535	—	—	66,535
Financial Services	144,628	—	—	144,628
Food Products	214,754	—	—	214,754
Ground Transportation	105,678	—	—	105,678
Health Care Equipment & Supplies	203,788	—	—	203,788
Health Care Providers & Services	440,885	—	—	440,885
Household Durables	37,009	97,013	—	134,022
Household Products	—	62,870	—	62,870
Insurance	329,747	84,095	—	413,842
IT Services	123,003	—	—	123,003
Life Sciences Tools & Services	56,297	—	—	56,297
Machinery	36,068	92,018	—	128,086
Media	83,154	—	—	83,154
Multi-Utilities	101,815	—	—	101,815
Oil, Gas & Consumable Fuels	193,482	214,088	—	407,570
Pharmaceuticals	89,088	207,561	—	296,649
Real Estate Management & Development	69,914	—	—	69,914
Software	129,971	—	—	129,971
Technology Hardware, Storage & Peripherals	73,495	—	—	73,495
Textiles, Apparel & Luxury Goods	97,697	—	—	97,697
Short-Term Securities
Money Market Funds	77,979	—	—	77,979

	$4,024,357	$757,645	$—	4,782,002

Investments valued at NAV(a)				195,459

				$4,977,461

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2023

	BlackRock Sustainable International Equity Fund	BlackRock Sustainable U.S. Growth Equity Fund	BlackRock Sustainable U.S. Value Equity Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,420,633	$3,707,744	$4,704,023
Investments, at value — affiliated(c)	215,150	63,963	273,438
Foreign currency, at value(d)	2,839	1,205	—
Receivables:
Investments sold	47,007	—	—
Securities lending income — affiliated	—	5	23
Dividends — unaffiliated	20,885	45	10,015
Dividends — affiliated	703	269	313
From the Manager	65,622	45,633	45,966
Prepaid expenses	24,034	24,032	24,036

Total assets	4,796,873	3,842,896	5,057,814

LIABILITIES
Collateral on securities loaned	—	—	195,459
Payables:
Investments purchased	74,226	—	—
Accounting services fees	18,216	18,193	18,229
Custodian fees	9,776	7,197	5,283
Directors’ and Officer’s fees	259	261	258
Other accrued expenses	3,593	1,301	3,041
Professional fees	30,395	25,707	25,707
Service fees	19	17	44

Total liabilities	136,484	52,676	248,021

NET ASSETS	$4,660,389	$3,790,220	$4,809,793

NET ASSETS CONSIST OF:
Paid-in capital	$4,989,354	$4,999,051	$5,126,732
Accumulated loss	(328,965)	(1,208,831)	(316,939)

NET ASSETS	$4,660,389	$3,790,220	$4,809,793

(a) Investments, at cost — unaffiliated	$4,368,594	$4,271,167	$4,963,823
(b) Securities loaned, at value	$—	$—	$192,712
(c) Investments, at cost — affiliated	$215,150	$63,963	$273,429
(d) Foreign currency, at cost	$2,842	$1,234	$—

F I N A N C I A L S T A T E M E N T S	21

Statements of Assets and Liabilities  (continued)

April 30, 2023

	BlackRock Sustainable International Equity Fund	BlackRock Sustainable U.S. Growth Equity Fund	BlackRock Sustainable U.S. Value Equity Fund
NET ASSET VALUE

Institutional
Net assets	$93,147	$78,829	$101,884

Shares outstanding	10,000	10,429	10,893

Net asset value	$9.31	$7.56	$9.35

Shares authorized	500 million	500 million	500 million

Par value	$0.10	$0.10	$0.10

Investor A
Net assets	$94,479	$82,267	$217,476

Shares outstanding	10,156	10,918	23,280

Net asset value	$9.30	$7.53	$9.34

Shares authorized	100 million	100 million	100 million

Par value	$0.10	$0.10	$0.10

Class K
Net assets	$4,472,763	$3,629,124	$4,490,433

Shares outstanding	480,000	480,000	480,000

Net asset value	$9.32	$7.56	$9.36

Shares authorized	500 million	500 million	500 million

Par value	$0.10	$0.10	$0.10

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2023

	BlackRock Sustainable International Equity Fund	BlackRock Sustainable U.S. Growth Equity Fund	BlackRock Sustainable U.S. Value Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$103,015	$21,145	$123,328
Dividends — affiliated	5,290	1,432	1,824
Securities lending income — affiliated — net	—	161	41
Foreign taxes withheld	(15,017)	(1,278)	(2,471)

Total investment income	93,288	21,460	122,722

EXPENSES
Professional	79,905	73,585	68,702
Offering	48,413	47,036	48,517
Printing and postage	37,973	17,245	17,834
Accounting services	36,726	36,690	36,757
Registration	31,065	31,065	31,065
Investment advisory	25,002	21,708	22,762
Custodian	9,410	3,763	3,988
Directors and Officer	5,009	5,006	5,015
Administration	1,771	1,488	2,015
Transfer agent — class specific	1,658	1,506	1,654
Administration — class specific	834	700	948
Service — class specific	211	183	458
Miscellaneous	11,076	9,702	9,763

Total expenses	289,053	249,677	249,478
Less:
Administration fees waived	(1,771)	(1,488)	(2,015)
Administration fees waived by the Manager — class specific	(834)	(700)	(948)
Fees waived and/or reimbursed by the Manager	(259,922)	(224,050)	(221,598)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(1,262)	(1,432)	(1,514)

Total expenses after fees waived and/or reimbursed	25,264	22,007	23,403

Net investment income (loss)	68,024	(547)	99,319

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(276,677)	(467,663)	(94,009)
Investments — affiliated	—	(97)	(22)
Foreign currency transactions	2,477	(352)	(473)

	(274,200)	(468,112)	(94,504)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	548,500	491,460	(96,393)
Investments — affiliated	—	—	9
Foreign currency translations	454	(33)	190
	548,954	491,427	(96,194)

Net realized and unrealized gain (loss)	274,754	23,315	(190,698)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$342,778	$22,768	$(91,379)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Changes in Net Assets

	BlackRock Sustainable International Equity		BlackRock Sustainable U.S. Growth Equity

	Fund		Fund
	Year Ended 04/30/23	Period from 10/18/21(a) to 04/30/22	Year Ended 04/30/23	Period from 10/18/21(a) to 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$68,024	$16,681	$(547)	$(6,560)
Net realized loss	(274,200)	(147,842)	(468,112)	(179,167)
Net change in unrealized appreciation (depreciation)	548,954	(496,721)	491,427	(1,054,879)

Net increase (decrease) in net assets resulting from operations	342,778	(627,882)	22,768	(1,240,606)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(1,095)	—	(54)	—
Investor A	(899)	—	—	—
Class K	(54,092)	—	(3,821)	—

Decrease in net assets resulting from distributions to shareholders	(56,086)	—	(3,875)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	90	5,001,489	6,832	5,005,101

NET ASSETS
Total increase in net assets	286,782	4,373,607	25,725	3,764,495
Beginning of period	4,373,607	—	3,764,495	—

End of period	$4,660,389	$4,373,607	$3,790,220	$3,764,495

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Sustainable U.S. Value Equity Fund
	Year Ended 04/30/23	Period from 10/18/21(a) to 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$99,319	$43,850
Net realized gain (loss)	(94,504)	38,503
Net change in unrealized appreciation (depreciation)	(96,194)	(163,636)

Net decrease in net assets resulting from operations	(91,379)	(81,283)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(2,854)	(280)
Investor A	(4,651)	(228)
Class K	(133,232)	(14,408)

Decrease in net assets resulting from distributions to shareholders	(140,737)	(14,916)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	99,362	5,038,746

NET ASSETS
Total increase (decrease) in net assets	(132,754)	4,942,547
Beginning of period	4,942,547	—

End of period	$4,809,793	$4,942,547

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable International Equity Fund

	Institutional
	Year Ended 04/30/23	Period from 10/18/21 to 04/30/22	(a)

Net asset value, beginning of period	$8.74	$10.00

Net investment income(b)	0.13	0.03
Net realized and unrealized gain (loss)	0.55	(1.29)

Net increase (decrease) from investment operations	0.68	(1.26)

Distributions from net investment income(c)	(0.11)	—

Net asset value, end of period	$9.31	$8.74

Total Return(d)
Based on net asset value	7.94%	(12.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	7.53%	4.76	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.65%	0.65	%(g)

Net investment income	1.59%	0.60	%(g)

Supplemental Data
Net assets, end of period (000)	$93	$87

Portfolio turnover rate	29%	20%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.80%.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable International Equity Fund (continued)

	Investor A
	Year Ended 04/30/23	Period from 10/18/21 to 04/30/22	(a)

Net asset value, beginning of period	$8.73	$10.00

Net investment income(b)	0.11	0.02
Net realized and unrealized gain (loss)	0.55	(1.29)

Net increase (decrease) from investment operations	0.66	(1.27)

Distributions from net investment income(c)	(0.09)	—

Net asset value, end of period	$9.30	$8.73

Total Return(d)
Based on net asset value	7.67%	(12.70	)%(e)

Ratios to Average Net Assets(f)
Total expenses	7.82%	5.01	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.90%	0.90	%(g)

Net investment income	1.34%	0.36	%(g)

Supplemental Data
Net assets, end of period (000)	$94	$89

Portfolio turnover rate	29%	20%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.05%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable International Equity Fund (continued)

	Class K
	Year Ended 04/30/23	Period from 10/18/21 to 04/30/22	(a)

Net asset value, beginning of period	$8.74	$10.00

Net investment income(b)	0.14	0.03
Net realized and unrealized gain (loss)	0.55	(1.29)

Net increase (decrease) from investment operations	0.69	(1.26)

Distributions from net investment income(c)	(0.11)	—

Net asset value, end of period	$9.32	$8.74

Total Return(d)
Based on net asset value	8.09%	(12.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	6.91%	4.39	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.60%	0.60	%(g)

Net investment income	1.64%	0.65	%(g)

Supplemental Data
Net assets, end of period (000)	$4,473	$4,198

Portfolio turnover rate	29%	20%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.43%.

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Growth Equity Fund

	Institutional
	Year Ended 04/30/23		Period from 10/18/21 to 04/30/22	(a)

Net asset value, beginning of period	$7.52		$10.00

Net investment loss(b)	(0.00	)(c)	(0.02)
Net realized and unrealized gain (loss)	0.05		(2.46)

Net increase (decrease) from investment operations	0.05		(2.48)

Distributions from net investment income(d)	(0.01)		—

Net asset value, end of period	$7.56		$7.52

Total Return(e)
Based on net asset value	0.61%		(24.80	)%(f)

Ratios to Average Net Assets(g)
Total expenses	7.58%		4.69	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.67%		0.67	%(h)

Net investment loss	(0.06)%		(0.31	)%(h)

Supplemental Data
Net assets, end of period (000)	$79		$76

Portfolio turnover rate	17%		7%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.73%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Growth Equity Fund

	Investor A
	Year Ended 04/30/23	Period from 10/18/21 to 04/30/22	(a)

Net asset value, beginning of period	$7.51	$10.00

Net investment loss(b)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.04	(2.46)

Net increase (decrease) from investment operations	0.02	(2.49)

Net asset value, end of period	$7.53	$7.51

Total Return(c)
Based on net asset value	0.27%	(24.90	)%(d)

Ratios to Average Net Assets(e)
Total expenses	8.17%	4.94	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.92%	0.92	%(f)

Net investment loss	(0.31)%	(0.56	)%(f)

Supplemental Data
Net assets, end of period (000)	$82	$77

Portfolio turnover rate	17%	7%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.98%.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Growth Equity Fund

	Class K
	Year Ended 04/30/23		Period from 10/18/21 to 04/30/22	(a)

Net asset value, beginning of period	$7.52		$10.00

Net investment loss(b)	(0.00	)(c)	(0.01)
Net realized and unrealized gain (loss)	0.05		(2.47)

Net increase (decrease) from investment operations	0.05		(2.48)

Distributions from net investment income(d)	(0.01)		—

Net asset value, end of period	$7.56		$7.52

Total Return(e)
Based on net asset value	0.65%		(24.80	)%(f)

Ratios to Average Net Assets(g)
Total expenses	7.10%		4.31	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.62%		0.62	%(h)

Net investment loss	(0.01)%		(0.26	)%(h)

Supplemental Data
Net assets, end of period (000)	$3,629		$3,611

Portfolio turnover rate	17%		7%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.36%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Value Equity Fund

	Institutional
	Year Ended 04/30/23	Period from 10/18/21 to 04/30/22	(a)

Net asset value, beginning of period	$9.81	$10.00

Net investment income(b)	0.19	0.09
Net realized and unrealized loss	(0.37)	(0.25)

Net decrease from investment operations	(0.18)	(0.16)

Distributions(c)
From net investment income	(0.20)	(0.03)
From net realized gain	(0.08)	(0.00	)(d)

Total distributions	(0.28)	(0.03)

Net asset value, end of period	$9.35	$9.81

Total Return(e)
Based on net asset value	(1.78)%	(1.63	)%(f)

Ratios to Average Net Assets(g)
Total expenses	5.70%	4.18	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.53%	0.53	%(h)(i)

Net investment income	2.05%	1.57	%(h)

Supplemental Data
Net assets, end of period (000)	$102	$98

Portfolio turnover rate	61%	40%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit, excise tax, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 6.03% and 0.54%, respectively.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Value Equity Fund

	Investor A
	Year Ended 04/30/23	Period from 10/18/21 to 04/30/22	(a)

Net asset value, beginning of period	$9.81	$10.00

Net investment income(b)	0.17	0.08
Net realized and unrealized loss	(0.38)	(0.25)

Net decrease from investment operations	(0.21)	(0.17)

Distributions(c)
From net investment income	(0.18)	(0.02)
From net realized gain	(0.08)	(0.00	)(d)

Total distributions	(0.26)	(0.02)

Net asset value, end of period	$9.34	$9.81

Total Return(e)
Based on net asset value	(2.08)%	(1.68	)%(f)

Ratios to Average Net Assets(g)
Total expenses	5.77%	4.39	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.78%	0.78	%(h)(i)

Net investment income	1.80%	1.39	%(h)

Supplemental Data
Net assets, end of period (000)	$217	$134

Portfolio turnover rate	61%	40%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit, excise tax, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 6.21% and 0.79%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Value Equity Fund

	Class K
	Year Ended 04/30/23	Period from 10/18/21 to 04/30/22	(a)

Net asset value, beginning of period	$9.81	$10.00

Net investment income(b)	0.20	0.09
Net realized and unrealized loss	(0.37)	(0.25)

Net decrease from investment operations	(0.17)	(0.16)

Distributions(c)
From net investment income	(0.20)	(0.03)
From net realized gain	(0.08)	(0.00	)(d)

Total distributions	(0.28)	(0.03)

Net asset value, end of period	$9.36	$9.81

Total Return(e)
Based on net asset value	(1.64)%	(1.61	)%(f)

Ratios to Average Net Assets(g)
Total expenses	5.23%	3.83	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.48%	0.48	%(h)(i)

Net investment income	2.11%	1.62	%(h)

Supplemental Data
Net assets, end of period (000)	$4,490	$4,711

Portfolio turnover rate	61%	40%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit, excise tax, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 5.68% and 0.49%, respectively.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds VII, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following, each of which is a series of the Corporation, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Sustainable International Equity Fund	Sustainable International Equity	Non-Diversified
BlackRock Sustainable U.S. Growth Equity Fund	Sustainable U.S. Growth Equity	Non-Diversified
BlackRock Sustainable U.S. Value Equity Fund	Sustainable U.S. Value Equity	Non-Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Corporation (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of April 30, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount
Sustainable U.S. Value Equity Barclays Capital, Inc.	$92,226	$(92,226)	$—	$—
J.P. Morgan Securities LLC	100,486	(100,486)	—	—

	$192,712	$(192,712)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Sustainable International Equity	Sustainable U.S. Growth Equity	Sustainable U.S. Value Equity
First $1 billion	0.60%	0.62%	0.48%
$1 billion - $3 billion	0.56	0.58	0.45
$3 billion - $5 billion	0.54	0.56	0.43
$5 billion - $10 billion	0.52	0.54	0.42
Greater than $10 billion	0.51	0.53	0.41

With respect to Sustainable International Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A
Sustainable International Equity	$ 211
Sustainable U.S. Growth Equity	183
Sustainable U.S. Value Equity	458

Administration: The Corporation, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended April 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total
Sustainable International Equity	$ 17	$ 17	$ 800	$ 834
Sustainable U.S. Growth Equity	14	15	671	700
Sustainable U.S. Value Equity	19	37	892	948

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended April 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total
Sustainable International Equity	$ 531	$ 572	$ 555	$ 1,658
Sustainable U.S. Growth Equity	358	603	545	1,506
Sustainable U.S. Value Equity	491	595	568	1,654

Other Fees: For the year ended April 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts
Sustainable International Equity	$ —
Sustainable U.S. Growth Equity	3
Sustainable U.S. Value Equity	131

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2023, the amounts waived were as follows:

Fund Name	Amounts Waived
Sustainable International Equity	$ 131
Sustainable U.S. Growth Equity	29
Sustainable U.S. Value Equity	42

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Sustainable International Equity	Sustainable U.S. Growth Equity	Sustainable U.S. Value Equity
Institutional	0.65%	0.67%	0.53%
Investor A	0.90	0.92	0.78
Class K	0.60	0.62	0.48

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the year ended April 30, 2023, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived
Sustainable International Equity	$ 259,791
Sustainable U.S. Growth Equity	224,021
Sustainable U.S. Value Equity	221,556

The following Funds also had a waiver of administration fees, which are included in Administration fees waived in the Statements of Operations. For the year ended April 30, 2023, the amounts were as follows:

Fund Name	Amounts Waived
Sustainable International Equity	$ 1,771
Sustainable U.S. Growth Equity	1,488
Sustainable U.S. Value Equity	2,015

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the year ended April 30, 2023, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived by the Manager - Class Specific
Fund Name	Institutional	Investor A	Class K	Total
Sustainable International Equity	$ 17	$ 17	$ 800	$ 834
Sustainable U.S. Growth Equity	14	15	671	700
Sustainable U.S. Value Equity	19	37	892	948

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Investor A	Class K	Total
Sustainable International Equity	$ 483	$ 524	$ 255	$ 1,262
Sustainable U.S. Growth Equity	321	567	544	1,432
Sustainable U.S. Value Equity	442	505	567	1,514

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective October 19, 2028, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

As of April 30, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Fund Name/Fund Level/Share Class	Expiring April 30,
Sustainable International Equity	2024	2025
Fund Level	$ 141,908	$ 261,562
Institutional	179	500
Investor A	178	541
Class K	689	1,055
Sustainable U.S. Growth Equity
Fund Level	132,882	225,509
Institutional	178	335
Investor A	179	582
Class K	666	1,215
Sustainable U.S. Value Equity
Fund Level	133,001	223,571
Institutional	178	461
Investor A	177	542
Class K	714	1,459

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, (i) Sustainable U.S. Growth Equity and Sustainable U.S. Value Equity retain 81% of securities lending (which excludes collateral investment expenses); and (ii) Sustainable International Equity retains 82% of securities lending (which excludes collateral investment expenses), and these amounts retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Sustainable U.S. Growth Equity and Sustainable U.S. Value Equity, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Sustainable International Equity, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Sustainable U.S. Growth Equity	$ 34
Sustainable U.S. Value Equity	10

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
Sustainable International Equity	$ 1,153,952	$ 1,159,889
Sustainable U.S. Growth Equity	583,640	676,757
Sustainable U.S. Value Equity	2,684,741	2,657,420

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	Sustainable International Equity	Sustainable U.S. Growth Equity	Sustainable U.S. Value Equity
Paid-in capital	$(4,736)	$(4,583)	$(5,063)
Accumulated earnings (loss)	4,736	4,583	5,063

The tax character of distributions paid was as follows:

	Period	Sustainable International Equity	Sustainable U.S. Growth Equity	Sustainable U.S. Value Equity
Ordinary income	04/30/23	$56,086	$3,875	$138,868
	04/30/22	—	—	14,916
Long-term capital gains	04/30/23	—	—	1,869

Total	04/30/23	$56,086	$3,875	$140,737

	04/30/22	$—	$—	$14,916

As of April 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Sustainable International Equity	$ 27,651	$ (400,357)	$ 43,741	$ (328,965)
Sustainable U.S. Growth Equity	757	(646,136)	(563,452)	(1,208,831)
Sustainable U.S. Value Equity	36,815	(85,884)	(267,870)	(316,939)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Sustainable International Equity	Sustainable U.S. Growth Equity	Sustainable U.S. Value Equity
Tax cost	$4,592,236	$4,335,130	$5,245,473

Gross unrealized appreciation	$332,979	$156,474	$270,728
Gross unrealized depreciation	(289,432)	(719,897)	(538,740)

Net unrealized appreciation (depreciation)	$43,547	$(563,423)	$(268,012)

8.	BANK BORROWINGS

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2023, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war,

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Russia or with significant exposure to Russian issuers or countries. Russia launched a large-scale invasion of Ukraine on February 24, 2022. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. Jurisdictions have instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in Russia’s stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but have been, and may continue to be, significant. Any such disruptions caused by the Russian military action or any response to such activity from the international community may negatively impact Russia’s economy and Russian issuers of securities in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/23		Period from 10/18/21(a) to 04/30/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Sustainable International Equity
Institutional
Shares sold	—	$—	10,000	$100,000

Investor A
Shares sold	8	$77	10,146	$101,489
Shares issued in reinvestment of distributions	2	13	—	—

	10	$90	10,146	$101,489

Class K
Shares sold	—	$—	480,000	$4,800,000

	10	$90	500,146	$5,001,489

Sustainable U.S. Growth Equity
Institutional
Shares sold	359	$2,500	10,793	$108,001
Shares issued in reinvestment of distributions	— (b)	1	—	—
Shares redeemed	—	—	(723)	(6,071)

	359	$2,501	10,070	$101,930

Investor A
Shares sold	718	$5,111	10,315	$103,171
Shares redeemed	(115)	(780)	—	—

	603	$4,331	10,315	$103,171

Class K
Shares sold	—	$—	480,000	$4,800,000

	962	$6,832	500,385	$5,005,101

Sustainable U.S. Value Equity
Institutional
Shares sold	881	$7,957	10,000	$100,022
Shares issued in reinvestment of distributions	12	113	—	—

	893	$8,070	10,000	$100,022

Investor A
Shares sold	11,258	$106,111	13,649	$137,667
Shares issued in reinvestment of distributions	231	2,102	—	—
Shares redeemed	(1,858)	(16,921)	—	—

	9,631	$91,292	13,649	$137,667

Class K
Shares sold	—	$—	480,000	$4,801,057

	10,524	$99,362	503,649	$5,038,746

(a)	Commencement of operations.
(b)	Rounds to less than 1.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of April 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Sustainable International Equity	Sustainable U.S. Growth Equity	Sustainable U.S. Value Equity
Institutional	10,000	10,000	10,000
Investor A	10,000	10,000	10,000
Class K	480,000	480,000	480,000

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Sustainable International Equity Fund, BlackRock Sustainable U.S. Growth Equity Fund, and BlackRock Sustainable U.S. Value Equity Fund and the Board of Directors of BlackRock Funds VII, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Sustainable International Equity Fund, BlackRock Sustainable U.S. Growth Equity Fund, and BlackRock Sustainable U.S. Value Equity Fund of BlackRock Funds VII, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2023, the related statements of operations for the year then ended, the changes in net assets and the financial highlights for the year then ended and for the period from October 18, 2021 (commencement of operations) through April 30, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2023, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended, and for the period from October 18, 2021 (commencement of operations) through April 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law is hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

Fund Name	Qualified Dividend Income
Sustainable International Equity	$101,197
Sustainable U.S. Growth Equity	21,043
Sustainable U.S. Value Equity	120,661

The Funds intend to pass through to its shareholders the following amounts, or maximum amount allowable by law, of the foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Sustainable International Equity	$70,902	$14,667

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2023:

Fund Name	Federal Obligation Interest
Sustainable International Equity	$893
Sustainable U.S. Growth Equity	60
Sustainable U.S. Value Equity	350

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Sustainable International Equity	7.34%
Sustainable U.S. Growth Equity	100.00
Sustainable U.S. Value Equity	87.34

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2023:

Fund Name	Interest Dividends
Sustainable International Equity	$3,802
Sustainable U.S. Growth Equity	254
Sustainable U.S. Value Equity	1,488

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2023:

Fund Name	Interest-Related Dividends
Sustainable International Equity	$3,802
Sustainable U.S. Growth Equity	254
Sustainable U.S. Value Equity	1,488

I M P O R T A N T T A X I N F O R M A T I O N	47

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds VII, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Sustainable International Equity Fund, BlackRock Sustainable U.S. Growth Equity Fund and BlackRock Sustainable U.S. Value Equity Fund (the “Funds”), each a series of the Corporation, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Corporation, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Director (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 166 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	49

Director and Officer Information (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2019)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 166 Portfolios	None

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Director (Since 2016)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015.; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 166 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	51

Director and Officer Information (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b) Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Directors and Officers is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	53

Additional Information (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10001
United Kingdom

Accounting Agent and Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019

Custodian	Address of the Corporation
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

(a)	For BlackRock Sustainable International Equity Fund.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SEF-4/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Sustainable International Equity Fund	$31,824	$27,540	$44	$0	$23,150	$27,550	$0	$0
BlackRock Sustainable U.S. Growth Equity Fund	$26,520	$22,950	$44	$0	$21,650	$26,050	$0	$0
BlackRock Sustainable U.S. Value Equity Fund	$26,520	$22,950	$44	$0	$21,650	$26,050	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Sustainable International Equity Fund	$23,194	$27,550
BlackRock Sustainable U.S. Growth Equity Fund	$21,694	$26,050
BlackRock Sustainable U.S. Value Equity Fund	$21,694	$26,050

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds VII, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VII, Inc.

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VII, Inc.

Date: June 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds VII, Inc.

Date: June 22, 2023